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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 2, 2005

                           DDS TECHNOLOGIES USA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEVADA                       1-15547                 13-4253546
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)

                     150 EAST PALMETTO PARK ROAD, SUITE 510
                            BOCA RATON, FLORIDA 33432
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (561) 750-4450

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 25, 2005, DDS Technologies USA, Inc. (the "Company") issued a press release announcing that it had entered into an Exclusive License Agreement (the "Agreement") with Sulfur Solutions, Inc. ("SSI") and Knoll Ventures, Inc.("Knoll") on February 18, 2005. The Agreement grants SSI an exclusive license with respect to the Company's proprietary dry disaggregation technology for the purposes of processing and extracting sulfur and sulfur derivative materials which are located in North America.

      A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. The Agreement is attached as
Exhibit 10.1 hereto and is hereby incorporated by reference in its entirety.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Business Acquired.

      Not applicable

(b)   Pro Forma Financial Information.

      Not applicable

(c)   Exhibits.

Exhibit 10.1 -- Exclusive License Agreement dated February 18, 2005 by and among Sulfur Solutions, Inc., Knoll Ventures, Inc., and DDS Technologies USA, Inc.

Exhibit 99.1--DDS Technologies USA, Inc. Announces Contract with Canadian Based Sulfur Solutions, Inc. dated February 24, 2005




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DDS TECHNOLOGIES USA, INC.

Date:  March 2, 2005                By:  /s/ Spencer Sterling
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                                    Name:  Spencer Sterling
                                    Title: President and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit No.       Exhibit Title
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    10.1          Exclusive License Agreement dated February 18, 2005 by and among Sulfur Solutions, Inc., Knoll Ventures, Inc., and DDS
                  Technologies USA, Inc.

    99.1 DDS Technologies USA, Inc. Announces Contract with Canadian Based Sulfur Solutions, Inc. dated February 24, 2005